SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 18, 1998
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                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                      0-20879                95-4580642
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(State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation)                  Number)            Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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Item 5. Other Events.
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     Press Release. The press release of the Registrant dated September 18, 1998, which is filed as an exhibit hereto, is incorporated herein by reference.



Item 7.  Financial Statements And Exhibits.
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         (c) Exhibits.

                                  Exhibit Index
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Exhibit
Number   Description
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99.1     Press release dated September 18, 1998.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 22, 1998                   PYR ENERGY CORPORATION



                                            By: /s/  Andrew P. Calerich
                                                --------------------------------
                                                     Andrew P. Calerich
                                                     Chief Financial Officer